SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

18.   SUBSEQUENT EVENTS

Acquisition of Gold Royalties in Nevada

In March 2022, the Company acquired three royalties on gold projects located in Nevada in exchange for a $5.0 million cash payment.

Elevation Prepaid Gold Interest

In January 2022, the Company entered into a prepaid gold interest agreement with Elevation Gold Mining (“Elevation”). The Company made a cash payment of $6.0 million to Elevation and in return Elevation will provide the Company six quarterly deliveries of certain amounts of gold plus the equivalent amount of gold equal to $1.0 million beginning in March 2022. The Company will make ongoing cash payments equal to 5% of the spot gold price for each gold ounce delivered.

Quarterly Dividend Declared

In February 2022, the Board of Directors of the Company declared a quarterly dividend of $0.0125 per common share payable on March 15, 2022, to shareholders of record as of the close of business on February 28, 2022.

Omolon Royalty Interest

Subsequent to December 31, 2021, the rapid and significant developments related to the conflict in Ukraine has led to additional and more severe sanctions imposed by the United States of America, United Kingdom, European Union, Canada and other countries on certain Russian institutions and individuals. These developments may result in reduced access for Russian businesses to international capital and export markets, weakening of the Russian Ruble and other negative economic consequences. At December 31, 2021, the carrying amounts related to the Company’s Omolon royalty interests and accounts receivable were $24.1 million and $2.9 million, respectively.